SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2005

SSI SURGICAL SERVICES, INC

(Exact name of registrant as specified in charter)

New York	2-85008-NY	11-2621408
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5776 Hoffner Avenue, Suite 200, Orlando, Florida	32822
(Address of Principal Executive Offices)	(Zip Code)

(407) 249-1946

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)

On January 6, 2005, the Board of Directors of SSI Surgical Services, Inc. (the “Company”) appointed Frank J. Abella Jr. as a new director. As of the filing date of this Current Report on Form 8-K, Mr. Abella has not been appointed to a committee of the Board of Directors.

On January 20, 2005, the Company issued a press release announcing Mr. Abella’s appointment to the Board of Directors. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

99.1    Press Release dated January 20, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SSI SURGICAL SERVICES, INC.

/s/ PAUL A. D’ALESIO
Paul A. D’Alesio
Chief Financial Officer

Date: January 20, 2005

EXHIBIT INDEX

99.1    Press Release dated January 20, 2005.